Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2022

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best Company	Fitch Ratings	Moody's Investor Service	S&P Global Ratings
Cincinnati Financial Corporation
Corporate Debt	a	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A+	A+	—	A+

Ratings are as of October 28, 2022, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.
CINF Third-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending September 30, 2022

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
CFC and Subsidiaries Consolidation – Nine Months Ended September 30, 2022	4
CFC and Subsidiaries Consolidation – Three Months Ended September 30, 2022	5

Consolidated Property Casualty Insurance Operations
Losses Incurred Detail	6
Loss Ratio Detail	7
Loss Claim Count Detail	8
Quarterly Property Casualty Data – Commercial Lines	9
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	10
Loss and Loss Expense Analysis – Nine Months Ended September 30, 2022	11
Loss and Loss Expense Analysis – Three Months Ended September 30, 2022	12

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines	15
Quarterly Property Casualty Data – Excess & Surplus Lines	16

Statutory Statements of Income
Consolidated Cincinnati Insurance Companies Statutory Statements of Income	17
The Cincinnati Life Insurance Company Statutory Statements of Income	18

Other
Quarterly Data – Other	19

CINF Third-Quarter 2022 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules for insurance company regulation in the United States of America as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP results to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.
•Non-GAAP operating income: Non-GAAP operating income is calculated by excluding investment gains and losses (defined as investment gains and losses after applicable federal and state income taxes) and other significant non-recurring items from net income. Management evaluates non-GAAP operating income to measure the success of pricing, rate and underwriting strategies. While investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses on fixed-maturity securities sold in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses are recognized from certain changes in market values of securities without actual realization. Management believes that the level of investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.
For these reasons, many investors and shareholders consider non-GAAP operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents non-GAAP operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•    Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segments plus our reinsurance assumed operations known as Cincinnati Re and our London-based global specialty underwriter known as Cincinnati Global.
•Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus investment gains and losses, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.
Other Measures
•    Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this measure is useful, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.
•    Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules for insurance company regulation in the United States of America as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments and differ from GAAP. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.
•    Written premium: Under statutory accounting rules in the U.S., property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. The difference between written and earned premium is unearned premium.
CINF Third-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Nine Months Ended September 30, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$5,351	$—	$—	$—	$5,351
Life	—	—	278	—	—	278
Premiums ceded	—	(227)	(57)	—	—	(284)
Total earned premium	—	5,124	221	—	—	5,345
Investment income, net of expenses	72	374	127	—	—	573
Investment gains and losses, net	(1,132)	(1,361)	(1)	—	—	(2,494)
Fee revenues	—	8	4	—	—	12
Other revenues	12	3	—	5	(13)	7
Total revenues	$(1,048)	$4,148	$351	$5	$(13)	$3,443

Benefits & expenses
Losses & contract holders' benefits	$—	$3,620	$298	$—	$—	$3,918
Reinsurance recoveries	—	(76)	(76)	—	—	(152)
Underwriting, acquisition and insurance expenses	—	1,541	63	—	—	1,604
Interest expense	40	—	—	—	—	40
Other operating expenses	24	—	—	2	(13)	13
Total expenses	$64	$5,085	$285	$2	$(13)	$5,423

Income (loss) before income taxes	$(1,112)	$(937)	$66	$3	$—	$(1,980)

Provision (benefit) for income taxes
Current operating income	$258	$338	$17	$—	$—	$613
Capital gains/losses	(237)	(286)	—	—	—	(523)
Deferred	(259)	(309)	(3)	—	—	(571)
Total provision (benefit) for income taxes	$(238)	$(257)	$14	$—	$—	$(481)

Net income (loss) - current year	$(874)	$(680)	$52	$3	$—	$(1,499)

Net income - prior year	$293	$1,145	$35	$3	$—	$1,476
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended September 30, 2022

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,904	$—	$—	$—	$1,904
Life	—	—	92	—	—	92
Premiums ceded	—	(95)	(19)	—	—	(114)
Total earned premium	—	1,809	73	—	—	1,882
Investment income, net of expenses	23	127	43	—	—	193
Investment gains and losses, net	(273)	(400)	(1)	—	—	(674)
Fee revenues	—	3	2	—	—	5
Other revenues	4	1	—	2	(5)	2
Total revenues	$(246)	$1,540	$117	$2	$(5)	$1,408

Benefits & expenses
Losses & contract holders' benefits	$—	$1,411	$93	$—	$—	$1,504
Reinsurance recoveries	—	(63)	(23)	—	—	(86)
Underwriting, acquisition and insurance expenses	—	530	21	—	—	551
Interest expense	14	—	—	—	—	14
Other operating expenses	8	—	—	1	(5)	4
Total expenses	$22	$1,878	$91	$1	$(5)	$1,987

Income (loss) before income taxes	$(268)	$(338)	$26	$1	$—	$(579)

Provision (benefit) for income taxes
Current operating income (loss)	$72	$82	$6	$—	$—	$160
Capital gains/losses	(57)	(84)	—	—	—	(141)
Deferred	(72)	(107)	(1)	—	—	(180)
Total provision (benefit) for income taxes	$(57)	$(109)	$5	$—	$—	$(161)

Net income (loss) - current year	$(211)	$(229)	$21	$1	$—	$(418)

Net income (loss) - prior year	$(38)	$179	$11	$1	$—	$153
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5 million		$38	$38	$23	$55	$14	$38	$5	$61	$43	$99	$57		$112
Current accident year losses $1 million - $5 million		95	77	82	103	72	51	31	159	82	254	154		257
Large loss prior accident year reserve development		13	38	25	28	30	13	24	63	37	76	67		95
Total large losses incurred		$146	$153	$130	$186	$116	$102	$60	$283	$162	$429	$278		$464
Losses incurred but not reported		131	74	36	(71)	(13)	(37)	102	110	65	241	52		(19)
Other losses excluding catastrophe losses		649	648	592	520	514	577	451	1,240	1,028	1,889	1,542		2,062
Catastrophe losses		246	208	24	51	215	56	150	232	206	478	421		472
Total losses incurred		$1,172	$1,083	$782	$686	$832	$698	$763	$1,865	$1,461	$3,037	$2,293		$2,979
Commercial Lines
Current accident year losses greater than $5 million		$30	$15	$16	$50	$4	$38	$5	$31	$43	$61	$47		$97
Current accident year losses $1 million - $5 million		72	53	67	70	60	29	26	120	55	192	115		185
Large loss prior accident year reserve development		12	36	21	27	29	14	26	57	40	69	69		96
Total large losses incurred		$114	$104	$104	$147	$93	$81	$57	$208	$138	$322	$231		$378
Losses incurred but not reported		97	61	38	(53)	(35)	(34)	39	99	5	196	(30)		(83)
Other losses excluding catastrophe losses		345	363	318	274	270	326	261	681	587	1,026	857		1,131
Catastrophe losses		44	124	11	24	30	27	35	135	62	179	92		116
Total losses incurred		$600	$652	$471	$392	$358	$400	$392	$1,123	$792	$1,723	$1,150		$1,542
Personal Lines
Current accident year losses greater than $5 million		$8	$23	$7	$5	$10	$—	$—	$30	$—	$38	$10		$15
Current accident year losses $1 million - $5 million		17	15	11	25	12	15	4	26	19	43	31		56
Large loss prior accident year reserve development		(1)	1	4	—	(1)	(2)	(1)	5	(3)	4	(4)		(4)
Total large losses incurred		$24	$39	$22	$30	$21	$13	$3	$61	$16	$85	$37		$67
Losses incurred but not reported		9	12	(14)	(26)	—	(4)	41	(2)	37	7	37		11
Other losses excluding catastrophe losses		183	176	165	146	154	158	130	341	288	524	442		588
Catastrophe losses		66	78	6	16	69	39	74	84	113	150	182		198
Total losses incurred		$282	$305	$179	$166	$244	$206	$248	$484	$454	$766	$698		$864
Excess & Surplus Lines
Current accident year losses greater than $5 million		$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—		$—
Current accident year losses $1 million - $5 million		6	9	4	8	—	7	1	13	8	19	8		16
Large loss prior accident year reserve development		2	1	—	1	2	1	(1)	1	—	3	2		3
Total large losses incurred		$8	$10	$4	$9	$2	$8	$—	$14	$8	$22	$10		$19
Losses incurred but not reported		25	1	12	8	22	1	22	13	23	38	45		53
Other losses excluding catastrophe losses		32	38	32	25	23	34	15	70	49	102	72		97
Catastrophe losses		(1)	2	1	—	1	—	1	3	1	2	2		2
Total losses incurred		$64	$51	$49	$42	$48	$43	$38	$100	$81	$164	$129		$171
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year losses greater than $5 million		2.1%	2.2%	1.4%	3.4%	0.9%	2.5%	0.3%	1.8%	1.4%	1.9%	1.2%		1.8%
Current accident year losses $1 million - $5 million		5.3	4.6	5.1	6.4	4.5	3.4	2.2	4.8	2.8	5.0	3.4		4.2
Large loss prior accident year reserve development		0.7	2.2	1.5	1.8	1.9	0.9	1.6	1.9	1.2	1.5	1.5		1.5
Total large loss ratio		8.1%	9.0%	8.0%	11.6%	7.3%	6.8%	4.1%	8.5%	5.4%	8.4%	6.1%		7.5%
Losses incurred but not reported		7.2	4.4	2.2	(4.4)	(0.8)	(2.4)	6.9	3.3	2.2	4.7	1.1		(0.3)
Other losses excluding catastrophe losses		35.9	38.1	36.6	32.5	32.2	38.0	30.5	37.4	34.4	36.9	33.6		33.4
Catastrophe losses		13.6	12.3	1.5	3.2	13.4	3.7	10.2	7.0	6.9	9.3	9.2		7.6
Total loss ratio		64.8%	63.8%	48.3%	42.9%	52.1%	46.1%	51.7%	56.2%	48.9%	59.3%	50.0%		48.2%
Commercial Lines
Current accident year losses greater than $5 million		3.0%	1.4%	1.7%	5.3%	0.5%	4.2%	0.6%	1.6%	2.4%	2.0%	1.7%		2.6%
Current accident year losses $1 million - $5 million		7.1	5.3	6.9	7.3	6.5	3.2	2.9	6.1	3.1	6.5	4.2		5.0
Large loss prior accident year reserve development		1.1	3.7	2.1	2.8	3.1	1.4	3.0	2.9	2.2	2.3	2.6		2.7
Total large loss ratio		11.2%	10.4%	10.7%	15.4%	10.1%	8.8%	6.5%	10.6%	7.7%	10.8%	8.5%		10.3%
Losses incurred but not reported		9.4	6.1	4.0	(5.7)	(3.7)	(3.6)	4.3	5.1	0.3	6.6	(1.1)		(2.3)
Other losses excluding catastrophe losses		33.6	36.6	33.0	29.1	29.0	35.7	29.4	34.8	32.6	34.3	31.4		30.8
Catastrophe losses		4.2	12.5	1.2	2.6	3.1	3.0	4.0	6.9	3.5	6.0	3.4		3.2
Total loss ratio		58.4%	65.6%	48.9%	41.4%	38.5%	43.9%	44.2%	57.4%	44.1%	57.7%	42.2%		42.0%
Personal Lines
Current accident year losses greater than $5 million		1.9%	5.7%	1.7%	1.3%	2.6%	—%	—%	3.7%	—%	3.1%	0.9%		1.0%
Current accident year losses $1 million - $5 million		3.7	3.6	2.7	6.4	2.9	4.0	1.2	3.2	2.5	3.4	2.7		3.6
Large loss prior accident year reserve development		—	0.1	1.1	—	(0.2)	(0.5)	(0.3)	0.6	(0.3)	0.3	(0.4)		(0.2)
Total large loss ratio		5.6%	9.4%	5.5%	7.7%	5.3%	3.5%	0.9%	7.5%	2.2%	6.8%	3.2%		4.4%
Losses incurred but not reported		2.0	3.1	(3.6)	(6.5)	(0.1)	(1.1)	11.0	(0.2)	4.9	0.6	3.2		0.7
Other losses excluding catastrophe losses		42.5	42.4	41.2	36.7	39.7	41.4	34.4	41.8	37.9	42.1	38.6		38.1
Catastrophe losses		15.5	18.8	1.4	4.1	17.7	10.3	19.6	10.2	14.9	12.0	15.9		12.8
Total loss ratio		65.6%	73.7%	44.5%	42.0%	62.6%	54.1%	65.9%	59.3%	59.9%	61.5%	60.9%		56.0%
Excess & Surplus Lines
Current accident year losses greater than $5 million		—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%		—%
Current accident year losses $1 million - $5 million		4.0	7.8	3.6	7.5	(0.1)	7.5	1.2	5.8	4.5	5.2	2.8		4.1
Large loss prior accident year reserve development		2.1	0.4	0.3	0.8	1.9	1.3	(1.7)	0.3	(0.2)	0.9	0.6		0.6
Total large loss ratio		6.1%	8.2%	3.9%	8.3%	1.8%	8.8%	(0.5)%	6.1%	4.3%	6.1%	3.4%		4.7%
Losses incurred but not reported		20.0	0.7	10.6	7.9	21.2	0.8	24.8	5.4	12.3	10.5	15.5		13.4
Other losses excluding catastrophe losses		26.3	31.5	27.4	22.3	21.9	35.0	17.8	29.6	26.8	28.4	25.0		24.3
Catastrophe losses		(0.5)	1.1	1.1	0.8	0.2	0.4	1.0	1.1	0.7	0.6	0.5		0.6
Total loss ratio		51.9%	41.5%	43.0%	39.3%	45.1%	45.0%	43.1%	42.2%	44.1%	45.6%	44.4%		43.0%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
Consolidated property casualty data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Consolidated
Current accident year reported losses greater than $5 million		6	6	3	7	3	6	1	9	7	15	9		17
Current accident year reported losses $1 million - $5 million		59	47	51	76	44	35	24	97	59	155	106		170
Prior accident year reported losses on large losses		18	28	28	16	22	12	20	56	32	73	55		71
Non-Catastrophe reported losses on large losses total		83	81	82	99	69	53	45	162	98	243	170		258
Commercial Lines
Current accident year reported losses greater than $5 million		5	2	2	7	2	6	1	4	7	9	8		15
Current accident year reported losses $1 million - $5 million		48	31	39	50	37	19	20	69	39	116	78		120
Prior accident year reported losses on large losses		15	25	24	14	19	8	18	49	26	64	46		60
Non-Catastrophe reported losses on large losses total		68	58	65	71	58	33	39	122	72	189	132		195
Personal Lines
Current accident year reported losses greater than $5 million		1	4	1	—	1	—	—	5	—	6	1		2
Current accident year reported losses $1 million - $5 million		6	9	8	17	6	11	3	17	14	23	20		34
Prior accident year reported losses on large losses		—	2	3	1	1	1	2	5	3	4	4		5
Non-Catastrophe reported losses on large losses total		7	15	12	18	8	12	5	27	17	33	25		41
Excess & Surplus Lines
Current accident year reported losses greater than $5 million		—	—	—	—	—	—	—	—	—	—	—		—
Current accident year reported losses $1 million - $5 million		5	7	4	9	1	5	1	11	6	16	8		16
Prior accident year reported losses on large losses		3	1	1	1	2	3	—	2	3	5	5		6
Non-Catastrophe reported losses on large losses total		8	8	5	10	3	8	1	13	9	21	13		22
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Commercial casualty:
Written premiums		$326	$376	$389	$317	$297	$338	$363	$765	$701	$1,091	$998		$1,315
Year over year change %- written premium		10%	11%	7%	10%	10%	10%	6%	9%	8%	9%	9%		9%
Earned premiums		$360	$350	$336	$332	$323	$312	$303	$686	$615	$1,046	$938		$1,270
Current accident year before catastrophe losses		73.7%	75.0%	65.6%	63.3%	61.9%	61.5%	64.5%	70.4%	63.0%	71.6%	62.6%		62.8%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		6.4	(0.7)	1.4	(10.5)	(16.1)	(8.3)	(2.2)	0.3	(5.3)	2.4	(9.0)		(9.4)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		80.1%	74.3%	67.0%	52.8%	45.8%	53.2%	62.3%	70.7%	57.7%	74.0%	53.6%		53.4%
Commercial property:
Written premiums		$309	$308	$297	$270	$278	$275	$267	$606	$542	$915	$820		$1,090
Year over year change %- written premium		11%	12%	11%	10%	10%	6%	2%	12%	4%	12%	6%		7%
Earned premiums		$292	$280	$274	$267	$264	$259	$253	$554	$512	$846	$776		$1,043
Current accident year before catastrophe losses		47.4%	54.5%	52.4%	41.8%	41.6%	47.3%	53.8%	53.4%	50.5%	51.3%	47.5%		46.0%
Current accident year catastrophe losses		14.7	44.4	5.1	13.9	12.4	14.0	20.0	24.9	16.9	21.4	15.4		15.0
Prior accident years before catastrophe losses		(6.7)	0.6	(2.4)	(6.0)	(11.1)	(1.1)	(2.0)	(0.8)	(1.5)	(2.9)	(4.8)		(5.1)
Prior accident years catastrophe losses		(1.4)	(3.0)	0.5	(4.8)	(2.0)	(3.8)	(6.3)	(1.3)	(5.0)	(1.3)	(4.0)		(4.2)
Total loss and loss expense ratio		54.0%	96.5%	55.6%	44.9%	40.9%	56.4%	65.5%	76.2%	60.9%	68.5%	54.1%		51.7%
Commercial auto:
Written premiums		$194	$226	$237	$194	$183	$216	$223	$463	$439	$657	$622		$816
Year over year change %- written premium		6%	5%	6%	8%	7%	5%	7%	5%	6%	6%	7%		7%
Earned premiums		$213	$210	$205	$203	$200	$198	$193	$415	$391	$627	$591		$794
Current accident year before catastrophe losses		78.8%	66.5%	67.0%	67.5%	63.7%	63.0%	63.1%	66.7%	63.0%	70.8%	63.3%		64.4%
Current accident year catastrophe losses		3.3	5.1	0.9	0.6	1.8	1.5	1.6	3.1	1.6	3.1	1.7		1.4
Prior accident years before catastrophe losses		7.5	2.8	(0.7)	0.2	(3.6)	(6.0)	(12.4)	1.1	(9.2)	3.3	(7.3)		(5.4)
Prior accident years catastrophe losses		—	(0.5)	(2.1)	0.3	(0.1)	(0.2)	(0.3)	(1.3)	(0.2)	(0.9)	(0.2)		(0.1)
Total loss and loss expense ratio		89.6%	73.9%	65.1%	68.6%	61.8%	58.3%	52.0%	69.6%	55.2%	76.3%	57.5%		60.3%
Workers' compensation:
Written premiums		$60	$69	$86	$59	$53	$69	$88	$154	$157	$214	$210		$269
Year over year change %- written premium		13%	—%	(2)%	2%	4%	6%	(4)%	(2)%	—%	2%	1%		1%
Earned premiums		$73	$68	$67	$67	$66	$68	$67	$136	$135	$209	$201		$268
Current accident year before catastrophe losses		80.3%	83.5%	84.5%	79.8%	82.3%	87.6%	76.6%	84.0%	82.2%	82.7%	82.2%		81.6%
Current accident year catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Prior accident years before catastrophe losses		(21.5)	(25.9)	(14.3)	(10.5)	(10.5)	(39.2)	(37.9)	(20.2)	(38.6)	(20.6)	(29.3)		(24.7)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		58.8%	57.6%	70.2%	69.3%	71.8%	48.4%	38.7%	63.8%	43.6%	62.1%	52.9%		56.9%
Other commercial:
Written premiums		$95	$93	$87	$80	$84	$79	$78	$180	$157	$275	$241		$321
Year over year change %- written premium		13%	18%	12%	14%	18%	13%	11%	15%	12%	14%	14%		14%
Earned premiums		$90	$86	$80	$78	$77	$74	$70	$165	$144	$256	$221		$299
Current accident year before catastrophe losses		37.7%	37.3%	38.2%	41.6%	39.4%	38.0%	38.2%	37.7%	38.1%	37.7%	38.6%		39.4%
Current accident year catastrophe losses		0.1	0.1	—	(0.2)	0.4	0.1	—	0.1	—	0.1	0.1		—
Prior accident years before catastrophe losses		(4.3)	(7.4)	(2.9)	(8.9)	(8.4)	(11.2)	(7.7)	(5.3)	(9.5)	(4.9)	(9.1)		(9.1)
Prior accident years catastrophe losses		—	—	—	—	—	—	—	—	—	—	—		—
Total loss and loss expense ratio		33.5%	30.0%	35.3%	32.5%	31.4%	26.9%	30.5%	32.5%	28.6%	32.9%	29.6%		30.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Personal auto:
Written premiums		$179	$177	$140	$141	$165	$166	$136	$316	$302	$496	$467		$608
Year over year change %- written premium		8%	7%	3%	1%	—%	(2)%	(1)%	5%	(1)%	6%	(1)%		(1)%
Earned premiums		$158	$155	$152	$152	$153	$152	$152	$307	$305	$465	$457		$609
Current accident year before catastrophe losses		74.3%	74.5%	69.4%	62.3%	65.8%	64.5%	66.1%	72.0%	65.3%	72.8%	65.5%		64.7%
Current accident year catastrophe losses		15.9	6.1	1.4	0.2	5.3	1.7	2.6	3.7	2.2	7.9	3.2		2.4
Prior accident years before catastrophe losses		3.4	1.4	0.9	(4.4)	(0.4)	(5.5)	(9.3)	1.2	(7.5)	1.9	(5.1)		(4.9)
Prior accident years catastrophe losses		(0.1)	(0.6)	(4.7)	0.3	(0.1)	(0.2)	(0.5)	(2.7)	(0.3)	(1.8)	(0.3)		(0.1)
Total loss and loss expense ratio		93.5%	81.4%	67.0%	58.4%	70.6%	60.5%	58.9%	74.2%	59.7%	80.8%	63.3%		62.1%
Homeowner:
Written premiums		$255	$260	$181	$188	$214	$211	$156	$441	$367	$695	$581		$769
Year over year change %- written premium		19%	23%	16%	13%	13%	7%	11%	20%	9%	20%	10%		11%
Earned premiums		$213	$202	$195	$190	$184	$178	$174	$397	$352	$609	$536		$726
Current accident year before catastrophe losses		47.3%	54.8%	45.9%	38.0%	42.3%	50.2%	51.6%	50.4%	50.9%	49.3%	47.9%		45.4%
Current accident year catastrophe losses		20.9	38.6	13.0	10.9	36.8	20.7	41.1	26.1	30.8	24.3	32.9		27.1
Prior accident years before catastrophe losses		1.6	(2.5)	(8.7)	(4.4)	(1.0)	0.9	(0.5)	(5.5)	0.2	(3.0)	(0.2)		(1.3)
Prior accident years catastrophe losses		(3.8)	(5.2)	(7.2)	(1.4)	—	(0.5)	(0.7)	(6.2)	(0.6)	(5.4)	(0.4)		(0.7)
Total loss and loss expense ratio		66.0%	85.7%	43.0%	43.1%	78.1%	71.3%	91.5%	64.8%	81.3%	65.2%	80.2%		70.5%
Other personal:
Written premiums		$68	$73	$53	$53	$56	$62	$46	$127	$108	$195	$164		$217
Year over year change %- written premium		21%	18%	15%	10%	8%	9%	10%	18%	9%	19%	9%		9%
Earned premiums		$60	$56	$55	$54	$51	$52	$50	$111	$101	$172	$153		$207
Current accident year before catastrophe losses		63.8%	64.6%	47.2%	45.8%	53.8%	45.9%	50.0%	56.0%	48.0%	58.7%	49.9%		48.9%
Current accident year catastrophe losses		10.8	5.2	0.9	0.2	4.5	3.9	3.6	3.1	3.7	5.8	4.0		3.0
Prior accident years before catastrophe losses		(15.7)	1.4	4.6	5.0	(0.9)	(8.6)	(3.8)	3.0	(6.2)	(3.5)	(4.4)		(1.9)
Prior accident years catastrophe losses		0.4	0.4	0.4	(1.4)	(0.4)	0.4	(1.5)	0.3	(0.6)	0.4	(0.5)		(0.8)
Total loss and loss expense ratio		59.3%	71.6%	53.1%	49.6%	57.0%	41.6%	48.3%	62.4%	44.9%	61.4%	49.0%		49.2%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Excess & Surplus:
Written premiums		$121	$135	$124	$108	$104	$115	$99	$259	$214	$380	$318		$426
Year over year change %- written premium		16%	17%	25%	17%	30%	26%	16%	21%	22%	19%	24%		22%
Earned premiums		$125	$124	$112	$109	$105	$95	$89	$236	$184	$361	$289		$398
Current accident year before catastrophe losses		74.8%	59.5%	61.8%	56.0%	62.6%	62.0%	61.0%	60.6%	61.5%	65.4%	61.9%		60.3%
Current accident year catastrophe losses		(0.4)	1.2	1.5	0.6	0.4	0.4	1.3	1.3	0.8	0.8	0.7		0.6
Prior accident years before catastrophe losses		(5.9)	(0.4)	(4.6)	1.2	3.3	(1.5)	4.7	(2.4)	1.5	(3.6)	2.1		1.9
Prior accident years catastrophe losses		(0.1)	(0.1)	(0.4)	0.3	(0.1)	0.1	(0.3)	(0.2)	(0.1)	(0.2)	(0.1)		—
Total loss and loss expense ratio		68.4%	60.2%	58.3%	58.1%	66.2%	61.0%	66.7%	59.3%	63.7%	62.4%	64.6%		62.8%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
CINF Third-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the nine months ended September 30, 2022
Commercial casualty	$409	$138	$547	$76	$129	$11	$216	$485	$129	$149	$763
Commercial property	499	49	548	(31)	35	16	20	468	35	65	568
Commercial auto	358	64	422	14	42	2	58	372	42	66	480
Workers' compensation	97	24	121	(3)	17	(2)	12	94	17	22	133
Other commercial	69	11	80	5	5	12	22	74	5	23	102
Total commercial lines	1,432	286	1,718	61	228	39	328	1,493	228	325	2,046

Personal auto	264	62	326	7	41	2	50	271	41	64	376
Homeowners	325	39	364	18	(6)	2	14	343	(6)	41	378
Other personal	90	5	95	5	5	—	10	95	5	5	105
Total personal lines	679	106	785	30	40	4	74	709	40	110	859

Excess & surplus lines	88	37	125	66	46	27	139	154	46	64	264
Other	165	11	176	14	262	(1)	275	179	262	10	451
Total property casualty	$2,364	$440	$2,804	$171	$576	$69	$816	$2,535	$576	$509	$3,620

Ceded loss and loss expense incurred for the nine months ended September 30, 2022
Commercial casualty	$3	$—	$3	$(13)	$—	$—	$(13)	$(10)	$—	$—	$(10)
Commercial property	12	1	13	(22)	(3)	—	(25)	(10)	(3)	1	(12)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	8	—	8	(5)	—	—	(5)	3	—	—	3
Other commercial	13	—	13	4	1	—	5	17	1	—	18
Total commercial lines	36	1	37	(35)	(2)	—	(37)	1	(2)	1	—

Personal auto	2	—	2	—	(1)	—	(1)	2	(1)	—	1
Homeowners	(2)	—	(2)	(6)	(9)	(2)	(17)	(8)	(9)	(2)	(19)
Other personal	—	—	—	—	(1)	—	(1)	—	(1)	—	(1)
Total personal lines	—	—	—	(6)	(11)	(2)	(19)	(6)	(11)	(2)	(19)

Excess & surplus lines	14	1	15	12	10	1	23	26	10	2	38
Other	21	1	22	6	29	—	35	27	29	1	57
Total property casualty	$71	$3	$74	$(23)	$26	$(1)	$2	$48	$26	$2	$76

Net loss and loss expense incurred for the nine months ended September 30, 2022
Commercial casualty	$406	$138	$544	$89	$129	$11	$229	$495	$129	$149	$773
Commercial property	487	48	535	(9)	38	16	45	478	38	64	580
Commercial auto	358	64	422	13	42	2	57	371	42	66	479
Workers' compensation	89	24	113	2	17	(2)	17	91	17	22	130
Other commercial	56	11	67	1	4	12	17	57	4	23	84
Total commercial lines	1,396	285	1,681	96	230	39	365	1,492	230	324	2,046

Personal auto	262	62	324	7	42	2	51	269	42	64	375
Homeowners	327	39	366	24	3	4	31	351	3	43	397
Other personal	90	5	95	5	6	—	11	95	6	5	106
Total personal lines	679	106	785	36	51	6	93	715	51	112	878

Excess & surplus lines	74	36	110	54	36	26	116	128	36	62	226
Other	144	10	154	8	233	(1)	240	152	233	9	394
Total property casualty	$2,293	$437	$2,730	$194	$550	$70	$814	$2,487	$550	$507	$3,544

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Consolidated Property Casualty Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended September 30, 2022
Commercial casualty	$144	$45	$189	$24	$72	$1	$97	$168	$72	$46	$286
Commercial property	172	15	187	(33)	(6)	5	(34)	139	(6)	20	153
Commercial auto	127	21	148	3	37	4	44	130	37	25	192
Workers' compensation	30	8	38	9	(3)	1	7	39	(3)	9	45
Other commercial	22	4	26	4	(1)	6	9	26	(1)	10	35
Total commercial lines	495	93	588	7	99	17	123	502	99	110	711

Personal auto	94	20	114	2	29	4	35	96	29	24	149
Homeowners	118	13	131	(1)	(2)	2	(1)	117	(2)	15	130
Other personal	36	2	38	(10)	8	—	(2)	26	8	2	36
Total personal lines	248	35	283	(9)	35	6	32	239	35	41	315

Excess & surplus lines	32	13	45	15	33	8	56	47	33	21	101
Other	50	3	53	9	222	—	231	59	222	3	284
Total property casualty	$825	$144	$969	$22	$389	$31	$442	$847	$389	$175	$1,411

Ceded loss and loss expense incurred for the three months ended September 30, 2022
Commercial casualty	$(2)	$—	$(2)	$1	$(2)	$—	$(1)	$(1)	$(2)	$—	$(3)
Commercial property	1	—	1	(4)	(1)	—	(5)	(3)	(1)	—	(4)
Commercial auto	—	—	—	1	—	—	1	1	—	—	1
Workers' compensation	2	—	2	—	—	—	—	2	—	—	2
Other commercial	3	—	3	2	—	—	2	5	—	—	5
Total commercial lines	4	—	4	—	(3)	—	(3)	4	(3)	—	1

Personal auto	1	—	1	—	—	—	—	1	—	—	1
Homeowners	1	—	1	(1)	(9)	(1)	(11)	—	(9)	(1)	(10)
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	2	—	2	(1)	(9)	(1)	(11)	1	(9)	(1)	(9)

Excess & surplus lines	3	—	3	1	10	1	12	4	10	1	15
Other	12	—	12	1	43	—	44	13	43	—	56
Total property casualty	$21	$—	$21	$1	$41	$—	$42	$22	$41	$—	$63

Net loss and loss expense incurred for the three months ended September 30, 2022
Commercial casualty	$146	$45	$191	$23	$74	$1	$98	$169	$74	$46	$289
Commercial property	171	15	186	(29)	(5)	5	(29)	142	(5)	20	157
Commercial auto	127	21	148	2	37	4	43	129	37	25	191
Workers' compensation	28	8	36	9	(3)	1	7	37	(3)	9	43
Other commercial	19	4	23	2	(1)	6	7	21	(1)	10	30
Total commercial lines	491	93	584	7	102	17	126	498	102	110	710

Personal auto	93	20	113	2	29	4	35	95	29	24	148
Homeowners	117	13	130	—	7	3	10	117	7	16	140
Other personal	36	2	38	(10)	8	—	(2)	26	8	2	36
Total personal lines	246	35	281	(8)	44	7	43	238	44	42	324

Excess & surplus lines	29	13	42	14	23	7	44	43	23	20	86
Other	38	3	41	8	179	—	187	46	179	3	228
Total property casualty	$804	$144	$948	$21	$348	$31	$400	$825	$348	$175	$1,348

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
Other data includes results from our Cincinnati Re operations and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums		$1,390	$1,482	$1,397	$1,238	$1,244	$1,333	$1,276	$2,879	$2,609	$4,269	$3,853		$5,091
Agency new business written premiums		264	286	244	212	230	235	220	530	455	794	685		897
Other written premiums		96	196	258	84	64	146	197	454	343	550	407		491
Net written premiums		$1,750	$1,964	$1,899	$1,534	$1,538	$1,714	$1,693	$3,863	$3,407	$5,613	$4,945		$6,479
Unearned premium change		59	(267)	(281)	65	58	(200)	(218)	(548)	(418)	(489)	(360)		(295)
Earned premiums		$1,809	$1,697	$1,618	$1,599	$1,596	$1,514	$1,475	$3,315	$2,989	$5,124	$4,585		$6,184
Year over year change %
Agency renewal written premiums		12%	11%	9%	8%	8%	7%	7%	10%	7%	11%	7%		7%
Agency new business written premiums		15	22	11	15	22	12	2	16	7	16	12		12
Other written premiums		50	34	31	31	25	39	88	32	63	35	56		51
Net written premiums		14	15	12	10	10	10	12	13	11	14	11		10
Paid losses and loss expenses
Losses paid		$804	$755	$733	$718	$612	$649	$564	$1,489	$1,214	$2,293	$1,826		$2,543
Loss expenses paid		144	137	157	139	153	118	141	293	258	437	411		551
Loss and loss expenses paid		$948	$892	$890	$857	$765	$767	$705	$1,782	$1,472	$2,730	$2,237		$3,094
Incurred losses and loss expenses
Loss and loss expense incurred		$1,348	$1,240	$956	$855	$988	$830	$923	$2,196	$1,753	$3,544	$2,741		$3,596
Loss and loss expenses paid as a % of incurred		70.3%	71.9%	93.1%	100.2%	77.4%	92.4%	76.4%	81.1%	84.0%	77.0%	81.6%		86.0%
Statutory combined ratio
Loss ratio		64.1%	64.8%	48.4%	42.6%	51.3%	47.0%	52.0%	56.7%	49.4%	59.3%	50.1%		48.2%
Loss adjustment expense ratio		10.0	9.5	10.9	10.9	10.1	8.9	11.0	10.2	10.0	10.1	10.0		10.2
Net underwriting expense ratio		29.3	28.1	28.7	31.5	31.1	29.2	26.7	28.4	28.0	28.7	28.9		29.5
US Statutory combined ratio		103.4%	102.4%	88.0%	85.0%	92.5%	85.1%	89.7%	95.3%	87.4%	98.1%	89.0%		87.9%
Contribution from catastrophe losses		13.0	13.0	1.7	2.8	12.9	4.6	10.1	7.5	7.3	9.4	9.2		7.6
Statutory combined ratio excl. catastrophe losses		90.4%	89.4%	86.3%	82.2%	79.6%	80.5%	79.6%	87.8%	80.1%	88.7%	79.8%		80.3%
GAAP combined ratio
GAAP combined ratio		103.9%	103.2%	89.9%	84.2%	92.6%	85.5%	91.2%	96.7%	88.3%	99.2%	89.8%		88.3%
Contribution from catastrophe losses		13.9	12.4	1.8	3.6	14.2	3.9	10.4	7.2	7.1	9.5	9.6		8.0
GAAP combined ratio excl. catastrophe losses		90.0%	90.8%	88.1%	80.6%	78.4%	81.6%	80.8%	89.5%	81.2%	89.7%	80.2%		80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies. Statutory ratios exclude the results of Cincinnati Global.
Consolidated property casualty data includes the results of Cincinnati Re and Cincinnati Global.
CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums		$860	$934	$970	$809	$775	$852	$898	$1,904	$1,750	$2,764	$2,525		$3,334
Agency new business written premiums		149	165	156	135	145	146	145	321	291	470	436		571
Other written premiums		(25)	(27)	(30)	(24)	(25)	(21)	(24)	(57)	(45)	(82)	(70)		(94)
Net written premiums		$984	$1,072	$1,096	$920	$895	$977	$1,019	$2,168	$1,996	$3,152	$2,891		$3,811
Unearned premium change		44	(78)	(134)	27	35	(66)	(133)	(212)	(199)	(168)	(164)		(137)
Earned premiums		$1,028	$994	$962	$947	$930	$911	$886	$1,956	$1,797	$2,984	$2,727		$3,674
Year over year change %
Agency renewal written premiums		11%	10%	8%	7%	7%	7%	7%	9%	7%	9%	7%		7%
Agency new business written premiums		3	13	8	19	27	9	(6)	10	1	8	8		11
Other written premiums		—	(29)	(25)	25	7	(5)	—	(27)	(2)	(17)	1		9
Net written premiums		10	10	8	10	10	8	5	9	6	9	7		8
Paid losses and loss expenses
Losses paid		$491	$446	$458	$396	$328	$391	$330	$905	$720	$1,396	$1,049		$1,445
Loss expenses paid		93	91	100	89	98	78	96	191	174	285	272		361
Loss and loss expenses paid		$584	$537	$558	$485	$426	$469	$426	$1,096	$894	$1,681	$1,321		$1,806
Incurred losses and loss expenses
Loss and loss expense incurred		$710	$750	$586	$506	$451	$480	$503	$1,336	$983	$2,046	$1,434		$1,940
Loss and loss expenses paid as a % of incurred		82.3%	71.6%	95.2%	95.8%	94.5%	97.7%	84.7%	82.0%	90.9%	82.2%	92.1%		93.1%
Statutory combined ratio
Loss ratio		58.4%	65.5%	48.9%	41.4%	38.5%	43.9%	44.3%	57.4%	44.1%	57.8%	42.2%		42.0%
Loss adjustment expense ratio		10.7	9.9	12.0	12.0	10.0	8.8	12.4	10.9	10.6	10.8	10.4		10.8
Net underwriting expense ratio		31.2	29.1	28.3	32.7	33.2	29.9	26.2	28.7	28.0	29.5	29.6		30.4
Statutory combined ratio		100.3%	104.5%	89.2%	86.1%	81.7%	82.6%	82.9%	97.0%	82.7%	98.1%	82.2%		83.2%
Contribution from catastrophe losses		4.5	12.6	1.4	2.7	3.3	3.2	4.2	7.1	3.7	6.2	3.6		3.4
Statutory combined ratio excl. catastrophe losses		95.8%	91.9%	87.8%	83.4%	78.4%	79.4%	78.7%	89.9%	79.0%	91.9%	78.6%		79.8%
GAAP combined ratio
GAAP combined ratio		99.0%	106.3%	92.3%	85.2%	80.6%	84.2%	85.4%	99.4%	84.8%	99.3%	83.4%		83.8%
Contribution from catastrophe losses		4.5	12.6	1.4	2.7	3.3	3.2	4.2	7.1	3.7	6.2	3.6		3.4
GAAP combined ratio excl. catastrophe losses		94.5%	93.7%	90.9%	82.5%	77.3%	81.0%	81.2%	92.3%	81.1%	93.1%	79.8%		80.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums		$437	$438	$333	$342	$393	$397	$302	$771	$699	$1,208	$1,092		$1,434
Agency new business written premiums		81	88	52	50	53	53	46	140	99	221	152		202
Other written premiums		(16)	(16)	(11)	(10)	(11)	(11)	(10)	(27)	(21)	(43)	(32)		(42)
Net written premiums		$502	$510	$374	$382	$435	$439	$338	$884	$777	$1,386	$1,212		$1,594
Unearned premium change		(71)	(97)	28	14	(47)	(57)	38	(69)	(19)	(140)	(66)		(52)
Earned premiums		$431	$413	$402	$396	$388	$382	$376	$815	$758	$1,246	$1,146		$1,542
Year over year change %
Agency renewal written premiums		11%	10%	10%	8%	7%	3%	3%	10%	3%	11%	4%		5%
Agency new business written premiums		53	66	13	11	4	20	35	41	27	45	18		16
Other written premiums		(45)	(45)	(10)	(25)	(10)	(38)	(11)	(29)	(24)	(34)	(19)		(20)
Net written premiums		15	16	11	8	7	4	6	14	5	14	5		6
Paid losses and loss expenses
Losses paid		$246	$224	$208	$212	$208	$198	$162	$432	$360	$679	$568		$780
Loss expenses paid		35	32	40	34	40	29	32	71	60	106	100		134
Loss and loss expenses paid		$281	$256	$248	$246	$248	$227	$194	$503	$420	$785	$668		$914
Incurred losses and loss expenses
Loss and loss expense incurred		$324	$339	$215	$197	$281	$241	$273	$554	$514	$878	$795		$992
Loss and loss expenses paid as a % of incurred		86.7%	75.5%	115.3%	124.9%	88.3%	94.2%	71.1%	90.8%	81.7%	89.4%	84.0%		92.1%
Statutory combined ratio
Loss ratio		65.6%	73.7%	44.5%	42.0%	62.6%	54.1%	65.9%	59.3%	60.0%	61.5%	60.9%		56.0%
Loss adjustment expense ratio		9.6	8.4	9.0	7.9	9.7	8.9	6.7	8.7	7.8	9.0	8.5		8.4
Net underwriting expense ratio		26.7	26.4	32.2	30.9	28.2	27.2	30.7	28.8	28.7	28.0	28.5		29.1
Statutory combined ratio		101.9%	108.5%	85.7%	80.8%	100.5%	90.2%	103.3%	96.8%	96.5%	98.5%	97.9%		93.5%
Contribution from catastrophe losses		15.9	19.1	1.7	4.6	20.0	10.6	19.8	10.5	15.2	12.4	16.8		13.7
Statutory combined ratio excl. catastrophe losses		86.0%	89.4%	84.0%	76.2%	80.5%	79.6%	83.5%	86.3%	81.3%	86.1%	81.1%		79.8%
GAAP combined ratio
GAAP combined ratio		104.5%	112.1%	83.9%	80.0%	102.7%	92.7%	101.1%	98.2%	96.8%	100.4%	98.8%		94.0%
Contribution from catastrophe losses		15.9	19.1	1.7	4.6	20.0	10.6	19.8	10.5	15.2	12.4	16.8		13.7
GAAP combined ratio excl. catastrophe losses		88.6%	93.0%	82.2%	75.4%	82.7%	82.1%	81.3%	87.7%	81.6%	88.0%	82.0%		80.3%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Premiums
Agency renewal written premiums		$93	$110	$94	$87	$76	$84	$76	$204	$160	$297	$236		$323
Agency new business written premiums		34	33	36	27	32	36	29	69	65	103	97		124
Other written premiums		(6)	(8)	(6)	(6)	(4)	(5)	(6)	(14)	(11)	(20)	(15)		(21)
Net written premiums		$121	$135	$124	$108	$104	$115	$99	$259	$214	$380	$318		$426
Unearned premium change		4	(11)	(12)	1	1	(20)	(10)	(23)	(30)	(19)	(29)		(28)
Earned premiums		$125	$124	$112	$109	$105	$95	$89	$236	$184	$361	$289		$398
Year over year change %
Agency renewal written premiums		22%	31%	24%	26%	27%	33%	23%	28%	28%	26%	28%		27%
Agency new business written premiums		6	(8)	24	—	33	13	7	6	10	6	17		13
Other written premiums		(50)	(60)	—	(50)	—	(25)	(50)	(27)	(38)	(33)	(25)		(31)
Net written premiums		16	17	25	17	30	26	16	21	22	19	24		22
Paid losses and loss expenses
Losses paid		$29	$27	$19	$17	$18	$19	$21	$46	$40	$74	$59		$75
Loss expenses paid		13	11	12	12	12	8	11	24	19	36	31		43
Loss and loss expenses paid		$42	$38	$31	$29	$30	$27	$32	$70	$59	$110	$90		$118
Incurred losses and loss expenses
Loss and loss expense incurred		$86	$74	$66	$63	$70	$58	$59	$140	$117	$226	$187		$250
Loss and loss expenses paid as a % of incurred		48.8%	51.4%	47.0%	46.0%	42.9%	46.6%	54.2%	50.0%	50.4%	48.7%	48.1%		47.2%
Statutory combined ratio
Loss ratio		51.9%	41.5%	43.0%	39.3%	45.1%	45.0%	43.1%	42.2%	44.1%	45.6%	44.5%		43.0%
Loss adjustment expense ratio		16.5	18.7	15.2	18.8	21.0	16.0	23.6	17.1	19.6	16.9	20.1		19.8
Net underwriting expense ratio		27.5	26.1	27.1	27.7	29.7	31.1	26.4	26.5	29.0	26.8	29.2		28.8
Statutory combined ratio		95.9%	86.3%	85.3%	85.8%	95.8%	92.1%	93.1%	85.8%	92.7%	89.3%	93.8%		91.6%
Contribution from catastrophe losses		(0.5)	1.1	1.1	0.9	0.3	0.5	1.0	1.1	0.7	0.6	0.6		0.6
Statutory combined ratio excl. catastrophe losses		96.4%	85.2%	84.2%	84.9%	95.5%	91.6%	92.1%	84.7%	92.0%	88.7%	93.2%		91.0%
GAAP combined ratio
GAAP combined ratio		93.9%	85.1%	85.9%	83.2%	94.1%	89.5%	92.0%	85.5%	90.7%	88.4%	91.9%		89.5%
Contribution from catastrophe losses		(0.5)	1.1	1.1	0.9	0.3	0.5	1.0	1.1	0.7	0.6	0.6		0.6
GAAP combined ratio excl. catastrophe losses		94.4%	84.0%	84.8%	82.3%	93.8%	89.0%	91.0%	84.4%	90.0%	87.8%	91.3%		88.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2022 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2022	2021	Change	% Change	2022	2021	Change	% Change
Underwriting income
Net premiums written	$1,693	$1,491	$202	14	$5,436	$4,810	$626	13
Unearned premium change	(42)	(36)	(6)	17	462	358	104	29
Earned premiums	$1,735	$1,527	$208	14	$4,974	$4,452	$522	12

Losses incurred	$1,110	$783	$327	42	$2,948	$2,230	$718	32
Defense and cost containment expenses incurred	78	76	2	3	225	210	15	7
Adjusting and other expenses incurred	96	80	16	20	279	236	43	18
Other underwriting expenses incurred	495	464	31	7	1,554	1,387	167	12
Workers compensation dividend incurred	2	(1)	3	nm	5	3	2	67
Total underwriting deductions	$1,781	$1,402	$379	27	$5,011	$4,066	$945	23

Net underwriting profit (loss)	$(46)	$125	$(171)	nm	$(37)	$386	$(423)	nm

Investment income
Gross investment income earned	$129	$118	$11	9	$378	$343	$35	10
Net investment income earned	126	117	9	8	370	337	33	10
Net realized capital gains and losses, net	29	1	28	nm	41	8	33	413
Net investment gains (net of tax)	$155	$118	$37	31	$411	$345	$66	19

Other income	$2	$1	$1	100	$5	$4	$1	25

Net income before federal income taxes	$111	$244	$(133)	(55)	$378	$735	$(357)	(49)
Federal and foreign income taxes incurred	(15)	44	(59)	nm	21	135	(114)	(84)
Net income (statutory)	$126	$200	$(74)	(37)	$357	$600	$(243)	(41)

Policyholders' surplus - statutory	$5,985	$6,559	$(574)	(9)	$5,985	$6,559	$(574)	(9)

Fixed maturities at amortized cost - statutory	$8,581	$8,075	$506	6	$8,581	$8,075	$506	6
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Third-Quarter 2022 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended September 30,				For the Nine Months Ended September 30,
(Dollars in millions)	2022	2021	Change	% Change	2022	2021	Change	% Change
Net premiums written	$86	$83	$3	4	$250	$255	$(5)	(2)
Net investment income	44	47	(3)	(6)	130	135	(5)	(4)
Amortization of interest maintenance reserve	—	1	(1)	(100)	—	2	(2)	(100)
Commissions and expense allowances on reinsurance ceded	1	1	—	—	3	3	—	—
Income from fees associated with separate accounts	2	1	1	100	4	2	2	100
Total revenues	$133	$133	$—	—	$387	$397	$(10)	(3)

Death benefits and matured endowments	$39	$44	$(5)	(11)	$131	$129	$2	2
Annuity benefits	18	15	3	20	49	46	3	7
Disability benefits and benefits under accident and health contracts	1	—	1	—	1	1	—	—
Surrender benefits and group conversions	8	7	1	14	19	20	(1)	(5)
Interest and adjustments on deposit-type contract funds	1	2	(1)	(50)	5	5	—	—
Increase in aggregate reserves for life and accident and health contracts	16	21	(5)	(24)	45	76	(31)	(41)
Total benefit expenses	$83	$89	$(6)	(7)	$250	$277	$(27)	(10)

Commissions	$13	$13	$—	—	$38	$37	$1	3
General insurance expenses and taxes	12	14	(2)	(14)	41	40	1	3
Increase in loading on deferred and uncollected premiums	—	1	(1)	(100)	1	5	(4)	(80)
Net transfers from separate accounts	—	—	—	—	(10)	(3)	(7)	(233)
Total underwriting expenses	$25	$28	$(3)	(11)	$70	$79	$(9)	(11)

Federal and foreign income taxes incurred	7	5	2	40	17	12	5	42

Net gain from operations before capital gains and losses	$18	$11	$7	64	$50	$29	$21	72

Gains and losses net of capital gains tax, net	—	—	—	—	(1)	1	(2)	nm

Net income (statutory)	$18	$11	$7	64	$49	$30	$19	63

Policyholders' surplus - statutory	$313	$261	52	20	$313	$261	$52	20

Fixed maturities at amortized cost - statutory	$3,822	$3,668	$154	4	$3,822	$3,668	$154	4
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
CINF Third-Quarter 2022 Supplemental Financial Data

Quarterly Data - Other

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/22	9/30/22	6/30/22	3/31/22	12/31/21	9/30/21	6/30/21	3/31/21	6/30/22	6/30/21	9/30/22	9/30/21	12/31/22	12/31/21
Cincinnati Re:
Written premiums		$86	$178	$254	$72	$57	$136	$196	$432	$332	$518	$389		$461
Year over year change %- written premium		51%	31%	30%	22%	6%	62%	87%	30%	76%	33%	61%		53%
Earned premiums		$151	$122	$110	$102	$104	$94	$92	$232	$186	$383	$290		$392
Current accident year before catastrophe losses		45.4%	49.6%	50.6%	61.7%	52.8%	48.5%	42.1%	50.0%	45.4%	48.3%	48.0%		51.6%
Current accident year catastrophe losses		75.0	6.5	—	(1.7)	78.6	(1.7)	35.4	3.4	16.7	31.7	39.0		28.3
Prior accident years before catastrophe losses		(9.9)	(4.8)	10.9	2.4	(6.8)	6.4	3.0	2.6	4.7	(2.4)	0.6		1.1
Prior accident years catastrophe losses		(0.6)	1.1	5.2	0.3	6.4	(0.1)	—	3.1	(0.1)	1.6	2.2		1.7
Total loss and loss expense ratio		109.9%	52.4%	66.7%	62.7%	131.0%	53.1%	80.5%	59.1%	66.7%	79.2%	89.8%		82.7%

Cincinnati Global:
Written premiums		$57	$69	$51	$52	$47	$47	$41	$120	$88	$177	$135		$187
Year over year change %- written premium		21%	47%	24%	6%	24%	(11)%	11%	36%	(2)%	31%	5%		6%
Earned premiums		$74	$44	$32	$45	$69	$32	$32	$76	$64	$150	$133		$178
Current accident year before catastrophe losses		45.6%	53.2%	38.3%	39.4%	35.3%	54.4%	30.9%	47.0%	42.9%	46.3%	39.0%		39.1%
Current accident year catastrophe losses		48.6	0.1	16.3	33.6	30.3	27.5	55.8	6.9	41.3	27.6	35.7		35.1
Prior accident years before catastrophe losses		4.6	(15.4)	4.1	(16.9)	(4.7)	(23.4)	(12.0)	(7.2)	(17.8)	(1.4)	(11.1)		(12.5)
Prior accident years catastrophe losses		(14.5)	(9.7)	(9.0)	(2.0)	12.2	(54.0)	(31.0)	(9.4)	(42.7)	(11.9)	(14.4)		(11.2)
Total loss and loss expense ratio		84.3%	28.2%	49.7%	54.1%	73.1%	4.5%	43.7%	37.3%	23.7%	60.6%	49.2%		50.5%

Noninsurance operations:
Interest and fees on loans and leases		$2	$2	$1	$2	$2	$2	$1	$3	$3	$5	$5		$7
Other revenue		—	1	1	—	1	1	1	2	2	2	3		3
Interest expense		14	13	13	14	13	13	13	26	26	40	39		53
Operating expenses		4	5	4	6	5	5	4	9	9	13	14		20
Total noninsurance operations loss		$(16)	$(15)	$(15)	$(18)	$(15)	$(15)	$(15)	$(30)	$(30)	$(46)	$(45)		$(63)

*Dollar amounts shown are in conformity with GAAP and rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*Noninsurance operations include the noninvestment operations of the parent company and a noninsurance subsidiary, CFC Investment Company.
CINF Third-Quarter 2022 Supplemental Financial Data